UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 FORM 8-K
 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: 12/09/2024
(Date of earliest event reported)
DARDEN RESTAURANTS, INC.
(Exact name of registrant as specified in its charter)
Commission File Number: 1-13666

Florida	59-3305930
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
1000 Darden Center Drive, Orlando, Florida 32837
(Address of principal executive offices, including zip code)
(407) 245-4000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, without par value	DRI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 9, 2024, the Board of Directors (the “Board”) of Darden Restaurants, Inc. (the “Company”) increased the number of directors of the Company from nine to ten, and elected Daryl A. Kenningham to serve as a director, effective immediately, as further described in the press release dated December 9, 2024, entitled “Darden Restaurants, Inc. Announces New Board Member,” a copy of which is filed herewith as Exhibit 99.1 to this Current Report on Form 8-K. The Board appointed Mr. Kenningham to serve on the Audit Committee and the Compensation Committee of the Board.

The Board determined that, in its judgment, Mr. Kenningham satisfies the requirements for “independence” set forth in the Company's Corporate Governance Guidelines and the applicable rules of the New York Stock Exchange. The Board also determined that Mr. Kenningham has the ability to read and understand financial statements and is an “audit committee financial expert” in accordance with the applicable rules of the New York Stock Exchange as such qualification is interpreted by the Board in its business judgment. There were no arrangements or understandings pursuant to which Mr. Kenningham was elected nor any relationships or related transactions between Mr. Kenningham and the Company of the type required to be disclosed under applicable Securities and Exchange Commission (“SEC”) rules.

As a non-employee director, Mr. Kenningham will receive the compensation under the Company's Director Compensation Program, as amended in September 2024. Under the Director Compensation Program, each director receives an annual cash retainer of $100,000 and an annual equity grant which is paid 100 percent in the form of restricted stock units (“RSUs”) and will have a fair market value of $185,000 at the date of grant. Members of the Audit Committee receive a $17,500 annual retainer and members of the Compensation Committee receive a $12,500 annual retainer. Except for the annual cash retainer and annual equity grant amounts, the other elements of the Company's Director Compensation Program are as described under the heading “Current Director Compensation Program” on pages 63-64 of the Company's Proxy Statement filed with the SEC on August 5, 2024, the description of which is incorporated herein by reference. The annual cash retainer, annual equity grant and annual committee retainers for Mr. Kenningham will be prorated based on his part-year service.

Item 9.01	Financial Statements and Exhibits.
(d)Exhibits.

Exhibit Number	Description of Exhibit
99.1	News release dated December 9, 2024 entitled “Darden Restaurants, Inc. Announces New Board Member.”
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARDEN RESTAURANTS, INC.

By:	/s/ Matthew R. Broad
Matthew R. Broad
Senior Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary
Date: December 9, 2024
3